                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date earliest event reported)              July 12, 1996
                                                      -----------------------

                             VALUE HOLDINGS, INC.
- -----------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)


                                    FLORIDA
- -----------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)




        0-15076                                        59-2388734
- ------------------------                 ------------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


    3211 PONCE DE LEON BLVD., CORAL GABLES, FL             33134
- -----------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)



Registrant's Telephone Number, Including Area Code:         (305) 666-3165
                                                            -----------------

                                      N/A
- -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                 Item 4. Changes in Registrant's Certifying Accountant.

                 On July 12, 1996, Value Holdings, Inc. (the "Company") received a letter from its former auditors, Rachlin, Cohen & Holtz, responding to the Company's prior Current Report on Form 8-K reporting that firm's resignation as the Compnay's auditors. A copy of the letter is attached as
Exhibit 1.

                 Item 7. Financial Statements and Exhibits.

                 Exhibit 1. Letter from Rachlin, Cohen & Holtz to the Company dated July 12, 1996, with attached letter from Rachlin, Cohen & Holtz addressed to the Securities and Exchange Commission dated July 12, 1996.

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VALUE HOLDINGS, INC,

                                               By /s/ Anthony Pallante
                                                 -----------------------
                                                  Anthony Pallante
                                                  President
Date: July 15, 1996